UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 483-7111

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 403 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [ ]

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 24, 2019, John Filby, Senior Vice President, Financial Services of Deluxe Corporation (the “Company”), departed the Company. Pursuant to the terms of a severance letter (the “Severance Letter”) between the Company and Mr. Filby entered into on April 2, 2012, the material terms of which have been previously disclosed, Mr. Filby will be entitled to receive severance payments as further described below, subject to his entering into a separation agreement and release of claims with the Company (a “Separation Agreement”). He is also required to comply with the terms of a non-competition, non-solicitation confidentiality agreement entered into with the Company on April 4, 2012.

In connection with Mr. Filby’s departure, pursuant to the terms of the Severance Letter, and assuming that Mr. Filby enters into a Separation Agreement with the Company, he will be entitled to receive: (i) 12 months of his current salary, payable in accordance with the Company’s normal payroll practices, (ii) for the six months commencing on the anniversary of the first payment made under clause (i), the difference, if any, by which his current monthly salary exceeds his then-monthly salary, (iii) 12 months of executive-level outplacement services, and (iv) a one-time, lump-sum payment of $13,000, at the conclusion of the rescission period to be set forth in the Separation Agreement.

Additionally, pursuant to the terms of a retention agreement entered into by the Company and Mr. Filby on April 30, 2018, and provided that he enters into and does not rescind a release of claims, he will also be entitled to receive a retention bonus of $720,000, less withholding, within 15 days following the expiration of the applicable rescission period for this release of claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2019

DELUXE CORPORATION

/s/ Jeffrey L. Cotter

Jeffrey L. Cotter
Senior Vice President,
General Counsel and Secretary

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